SUPPLEMENT TO THE FIDELITY EXPORT AND MULTINATIONAL FUND
OCTOBER 23, 1997
PROSPECTUS
The following information    replaces     the similar information
found in the "Charter" section under the heading "FMR and Its Affiliates" on page 9:
   Adam Hetnarski is manager of Export and Multinational, which he has managed since September 1998. Previously, he was the associate manager of the fund and managed other Fidelity funds. Since joining Fidelity in 1991, Mr. Hetnarski has worked as an analyst and manager.